  WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned Directors, being all the Directors of Empirical Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Resignation of Directors

WHEREAS, the Company has received the resignation of the following officer of the Corporation.

Derek Ward
President,

RESOLVED, that the number of directors of the Corporation be set at four directors to serve until the next annual meeting of the shareholders or until removed or other action as allowed by the corporate bylaws.

Dated: This 24th day of January 2014

The undersigned, being all the Directors of Empirical Ventures, Inc., waive the required notice of meeting and consent to all actions taken hereby.

/s/Derek Ward
Derek Ward, President, CEO
Director

/s/ Peter Schulhof
Peter Schulhof, Secretary Treasurer Director

/s/Stewart Irvine
Stewart Irvine, COO Director

/s/Anthony Jackson
Anthony Jackson, CFO and Director

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned, being all the Directors of Empirical Ventures, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Election of New Officers

RESOLVED, that the following persons be elected as an officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer: Peter Schulhof

Office: President

Officer: Stewart Irvine

Office: Chief Operating Officer (COO)

Dated: This 24th day of January, 2014

The undersigned, being all the Directors of Empirical Ventures, Inc., waive the required notice of meeting and consent to all actions taken hererof.

/s/Derek Ward
Derek Ward, President, CEO
Director

/s/ Peter Schulhof
Peter Schulhof, Secretary Treasurer Director

/s/Stewart Irvine
Stewart Irvine, COO Director

/s/Anthony Jackson
Anthony Jackson, CFO and Director